JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

617-663-3000

March 1, 2018

Dear Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Variable Insurance Trust (“JHVIT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 10, 2018 at 10:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of a series or fund of JHVIT — Alpha Opportunities Trust (the “Acquired Fund”) — will be asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Acquired Fund into the JHVIT fund listed below (the “Acquiring Fund”) (the “Reorganization”):

Acquired Fund	Acquiring Fund

Alpha Opportunities Trust	Mid Cap Stock Trust

The Reorganization

Under the Plan and with respect to the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will be liquidated and terminated. As a result, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization.

Each Fund offers Series I and Series NAV shares. In the Reorganization, holders of Series I and Series NAV shares of the Acquired Fund will receive Series I and Series NAV shares, respectively, of the Acquiring Fund. The Acquiring Fund also offers Series II shares.

If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 27, 2018.

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and believes that the Reorganization will benefit shareholders of the Acquired Fund. The Reorganization is intended to result in a combined fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Fund. The Reorganization is also intended to address the long-term viability of the Acquired Fund in light of expected substantial redemptions.

In addition, the Reorganization is expected to result in a combined fund that has a lower management fee and lower total annual fund operating expenses (after the payment of any costs related to the Reorganization) than the management fee and total annual fund operating expenses of the Acquired Fund.

The value of your investment will not be affected by the Reorganization. Furthermore, the Reorganization is not expected to be a taxable event for federal income tax purposes for variable life insurance contract owners whose contract values are determined by investment in shares of the Acquired Fund. The expenses of the Reorganization will be borne entirely by the Acquired Fund because the Acquired Fund is expected to benefit from lower fees and expenses and the potential for improved performance. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by John Hancock Investment Management Services, LLC, each fund’s investment advisor.

* * *

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable life insurance contracts issued by John Hancock USA and John Hancock NY are invested in subaccounts of separate accounts established by these companies that are registered under the Investment Company Act of 1940 (“Registered Separate Accounts”), and each subaccount invests in shares of one of JHVIT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Fund that are attributable to your contracts as of February 11, 2018, the record date for the Meeting.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus for JHVIT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has voted in favor of the proposed Reorganization and recommends that you give voting instructions FOR its approval.

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In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by the close of business on April 9, 2018. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Reorganization, please call one of the following numbers:

For John Hancock USA variable life contracts:	(800) 827-4546

For John Hancock NY variable life contracts:	(888) 267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler Assistant Secretary John Hancock Variable Insurance Trust

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JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

617-663-3000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Alpha Opportunities Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Alpha Opportunities Trust (the “Acquired Fund”), a series or fund of John Hancock Variable Insurance Trust (“JHVIT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 10, 2018 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of Alpha Opportunities Trust into Mid Cap Stock Trust. (Only shareholders of Alpha Opportunities Trust will vote on Proposal 1)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote FOR the Proposal.

Approval of the proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund. Each shareholder of record at the close of business on February 11, 2018 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

/s/ Christopher Sechler
Christopher Sechler Assistant Secretary March 1, 2018 Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street,

Boston, Massachusetts 02210-2805,

617-663-3000

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Variable Insurance Trust (“JHVIT”) of proxies to be used at a Special Meeting of Shareholders of JHVIT to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 10, 2018, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of the series or fund of JHVIT listed below (“Acquired Fund”), will be asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization into the JHVIT fund listed below (the “Acquiring Fund”) (the “Reorganization”).

Acquired Fund	Acquiring Fund

Alpha Opportunities Trust	Mid Cap Stock Trust

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference.

JHVIT’s Annual Report to Shareholders contains additional information about the investments of the Acquired and Acquiring Funds, as well as discussions of the market conditions and investment strategies that significantly affected the Funds during the fiscal year ended December 31, 2016.

For additional information regarding the Acquired and Acquiring Funds, see the JHVIT Prospectus dated May 1, 2017, as supplemented (File Nos. 2-94157 and 811-04146), JHVIT’s Annual Report for the period ended December 31, 2016 (File No. 811-04146) and JHVIT’s Semiannual Report for the period ended June 30, 2017 (File No. 811-04146). The JHVIT Prospectus and the audited financial statements in the Annual Report are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Acquired and Acquiring Funds. A Statement of Additional Information dated March 1, 2018 (File No. 333-222587) relating to this Proxy Statement/Prospectus (the “SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and also is incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statement of Additional Information of JHVIT dated May 1, 2017, as supplemented (the “JHVIT SAI”) (File Nos. 2-94157 and 811-04146), insofar as it relates to the Acquired and Acquiring Funds. Copies of the Annual Report, Semiannual Report, and the SAI, which will be accompanied by copies of the

JHVIT SAI, may be obtained without charge by writing to JHVIT at the address stated above or by calling the appropriate toll free number listed below. For purposes of this Proxy Statement/Prospectus, references to information found or included in the SAI include information found or included in the JHVIT SAI. Contract holders having any questions regarding either Reorganization should call the appropriate toll free number listed below:

For John Hancock USA variable life contracts:	(800) 827-4546

For John Hancock NY variable life contracts:	(888) 267-7784

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is March 1, 2018.

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The Reorganization

Under the Plan and with respect to the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization, which is expected to be on or about April 27, 2018 (the “Exchange Date”).

In the Reorganization, holders of Series I and Series NAV shares of the Acquired Fund will receive Series I and Series NAV shares, respectively, of the Acquiring Fund.

If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 27, 2018. All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan attached hereto as Appendix A.

General

JHVIT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of this reference facility may be obtained by calling the SEC at 1-202-551-8090); at the Northeast Regional Office (3 World Financial Center, New York, New York 10281); and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Such materials also are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

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INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated February 11, 2018 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held.

JHVIT.    JHVIT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHVIT currently offers 57 separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment options for variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other funds of JHVIT that operate as funds of funds. Shares of JHVIT also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans, but currently are not offered to such investors.

Investment Management.    John Hancock Investment Management Services, LLC (“JHIMS” or the “Advisor”) serves as investment advisor to each of the Acquired and Acquiring Funds. Pursuant to an Amended and Restated Advisory Agreement with JHVIT on behalf of the Acquired and Acquiring Funds, dated September 26, 2008, JHIMS is responsible for, among other things, administering the business and affairs of each of the Acquired and Acquiring Funds and selecting, contracting with, compensating and monitoring the performance of any investment subadvisor that manages the investment of the assets of the Funds pursuant to subadvisory agreements.

Wellington Management Company LLP (“Wellington Management”) serves as investment subadvisor for Alpha Opportunities Trust and Mid Cap Stock Trust. Wellington Management’s address is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management will continue to subadvise Mid Cap Stock Trust after the Reorganization.

JHIMS, the investment advisor, and Wellington Management, the subadvisor, are registered with the SEC as investment advisors under the Investment Advisers Act of 1940, as amended.

JHIMS also provides to JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight, as well as services related to the office of the Chief Compliance Officer.

The Distributor.    John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATION

The following is a summary discussion of the form and consequences of, and the reasons for, the Reorganization.

Board Approval and General Description of the Reorganization

At an in-person meeting held December 12-14, 2017, all of the Trustees in attendance, including all the Trustees in attendance comprising a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHVIT, the Advisor, the subadvisor, or JH Distributors (the “Independent Trustees”), approved the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (iii) the liquidation and termination of the Acquired Fund.

Shares Issued in the Reorganization

As a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”).

Each Fund offers Series I and Series NAV shares. In the Reorganization, holders of Series I and Series NAV shares of the Acquired Fund will receive Series I and Series NAV shares, respectively, of the Acquiring Fund. The Acquiring Fund also offers Series II shares.

Reasons for the Reorganization

The Board has approved the Reorganization and believes that the Reorganization will benefit shareholders of the Acquired Fund. The Reorganization is intended to result in a combined fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Fund. The Reorganization is intended to address the long-term viability of the Acquired Fund in light of expected substantial redemptions.

In addition, the Reorganization is expected to result in a combined fund that has a lower management fee and lower total annual fund operating expenses (after the payment of any costs related to the Reorganization) than the management fee and total annual fund operating expenses of the Acquired Fund. On a pro forma basis, Series I and Series NAV shares of the resulting combined fund after the Reorganization are expected to have total operating expenses that are lower than those of the corresponding Acquired Fund share classes.

The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization — Board Consideration of the Reorganization.”

Tax Consequences

The Reorganization is not expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund. See “Information About the Reorganization — Federal Income Tax Consequences.”

Portfolio Re-Positioning

Immediately preceding the Reorganization, the Acquired Fund may, in certain situations, not comply with its investment policies due to the need to make changes to its portfolio to facilitate the Reorganization. The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds — Purchase and Redemption of Shares” in the JHVIT Prospectus.

Prior to the Reorganization, Alpha Opportunities Trust may sell substantially all of its investments (approximately 89%) and invest the proceeds of such sales in securities in which Mid Cap Stock Trust invests. As noted above, such transactions may cause the Acquired Fund to not comply with its investment policies. Sales of portfolio securities by Alpha Opportunities Trust are expected to result in brokerage commissions or other transaction costs of approximately $30,071 (less than $0.01 per share).

Reorganization Expenses

The aggregate estimated expenses of the Reorganization to be borne by Alpha Opportunities Trust (consisting of brokerage commissions or other transaction costs, legal, accounting, printing, and solicitation and tabulation of proxies and portfolio trading costs), and the expected reduction in net asset value per share (in parentheses) are approximately $118,949 (less than $0.01 per share).

The expenses of the Reorganization will be borne entirely by the Acquired Fund because the Fund is expected to benefit from lower expenses and the potential for improved performance. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by JHIMS.

Proposal 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF

ALPHA OPPORTUNITIES TRUST

INTO MID CAP STOCK TRUST

Shareholders of Alpha Opportunities Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Mid Cap Stock Trust (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

A description of the differences in investment objectives and policies for the Acquired Fund and the Acquiring Fund is set forth below.

The funds are similar in that each fund invests a significant portion of its assets in equity securities (at least 65% in the case of Alpha Opportunities Trust and at least 80% in the case of Mid Cap Stock Trust) and each fund may invest in foreign securities, including securities in emerging markets (up to 35% in the case of Alpha Opportunities Trust and up to 25% in the case of Mid Cap Stock Trust).

The funds differ in that Mid Cap Stock Trust invests primarily in equity securities of medium size companies whereas Alpha Opportunities Trust is not limited to investing in companies of any particular market cap and currently invests primarily in large cap stocks.

The funds differ in that Alpha Opportunities Trust employs a “multiple sleeve structure,” which means the fund has several components that are managed separately in different styles, whereas Mid Cap Stock Trust’s portfolio is managed in a single style.

The funds differ in that Alpha Opportunities Trust may also invest in fixed-income securities and fixed-income related instruments, including below-investment-grade instruments (i.e., junk bonds) whereas Mid Cap Stock Trust does not include authority to invest in these instruments in its investment policies. The funds also differ in that Alpha Opportunities Trust may invest in over-the-counter and exchange-traded derivatives whereas Mid Cap Stock Trust does not include authority to invest in such instruments in its investment policies.

Alpha Opportunities Trust	Mid Cap Stock Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund as of June 30, 2017:

$146,357,083	$722,345,381

Investment Advisor:

JHIMS

Investment Subadvisor:

Wellington Management

Investment Objectives:

To seek long-term total return.	To seek long-term growth of capital.

Principal Investment Strategies:

The fund employs a “multiple sleeve structure,” which means the fund has several components that are managed separately in different styles. The fund seeks to obtain its objective by combining these different component styles in a single fund.

For each component “sleeve,” the subadvisor has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research. Each component sleeve tends to be flexible, opportunistic, and total return-oriented such that the aggregate portfolio represents a wide range of investment philosophies, companies, industries and market capitalizations. Investment personnel for each component sleeve have complete discretion and responsibility for selection and portfolio construction decisions within their specific sleeve.

The subadvisor is responsible for selecting styles or approaches for

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the fund, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index ($91.9 million to $54.7 billion as of February 28, 2017) or the S&P MidCap 400 Index ($910 million to $13.4 billion as of February 28, 2017).

The subadvisor’s investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the

Alpha Opportunities Trust	Mid Cap Stock Trust
(Acquired Fund)	(Acquiring Fund)

component sleeves with a focus on combining complementary investment styles, monitoring the risk profile, strategically rebalancing the portfolio, and maintaining a consistent fund profile. In choosing prospective investments, the subadvisor analyzes a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends and other related measures of value.

Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange-traded funds (“ETFs”)), real estate investment structures (including REITs), convertible securities, private placements, convertible preferred stock, rights, and warrants. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The fund may invest up to 35% of its total assets in the securities of foreign issuers and foreign currency-denominated securities, including companies that conduct their principal business activities in emerging markets subadvisor looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., strong management teams), and attractive relative value within the context of a security’s primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Alpha Opportunities Trust	Mid Cap Stock Trust
(Acquired Fund)	(Acquiring Fund)

or whose securities are traded principally on exchanges in emerging markets.

The fund may also invest in fixed-income securities, fixed-income related instruments, and cash and cash equivalents. These fixed-income securities may include below-investment-grade instruments (i.e., junk bonds).

The fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products, to reduce risk and enhance potential income.

The fund may invest in initial public offerings (“IPOs”). The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Temporary Defensive Investing. During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Common to Both Funds

Cybersecurity risk.    Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.

Economic and market events risk.    Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk.    The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Foreign securities risk.    Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

High portfolio turnover risk.    Actively trading securities can increase transaction costs (thus lowering performance).

Small and mid-sized company risk.    Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Particular Risks of Alpha Opportunities Trust

Credit and counterparty risk.    The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Depositary receipt risk.    Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Exchange-traded funds risk.    An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Fixed-income securities risk.    A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Hedging, derivatives, and other strategic transactions risk.    Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, futures contracts, swaptions, interest-rate swaps, and options. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk.    IPO share prices are frequently volatile and may significantly impact fund performance.

Large company risk.    Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk.    The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk.    Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Preferred and convertible securities risk.    Preferred stock dividends are payable only if declared by the issuer’s Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Real estate investment trust risk.    REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Real estate securities risk.    Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Warrants risk.    The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Particular Risk of Mid Cap Stock Trust

Information technology risk.    Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors.

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These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended June 30, 2017 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, Series I and Series NAV shares of the resulting combined fund after the Reorganization are expected to have total operating expenses that are lower than those of the corresponding Acquired Fund share classes.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, the expense ratios would be higher.

Each Fund offers Series I and Series NAV shares. In the Reorganization, holders of Series I and Series NAV shares of Alpha Opportunities Trust will receive Series I and Series NAV shares, respectively, of Mid Cap Stock Trust. In addition, prior to and concurrent with the Reorganization, up to $119 million in net assets may be redeemed from Alpha Opportunities Trust Series NAV shares. The Acquiring Fund also offers Series II shares.

Annual Fund Operating Expenses (12-month period ended 6/30/17)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share		Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Total annual fund operating expenses
(1) Alpha Opportunities Trust
(Acquired Fund)	Series I	0.96%	0.05%	0.06%	1.07%
	Series NAV	0.96%	0.00%	0.06%	1.02%
(2) Mid Cap Stock Trust
(Acquiring Fund)	Series I	0.83%	0.05%	0.05%[1]	0.93%
	Series NAV	0.83%	0.00%	0.05%[1]	0.88%
(3) Mid Cap Stock Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	0.83%	0.05%	0.05%[1]	0.93%
	Series NAV	0.83%	0.00%	0.05%[1]	0.88%

[1]	“Other expenses” shown exclude certain one-time credits received in the prior fiscal year equivalent to (0.03)%.

Examples:    The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class		One Year	Three Years	Five Years	Ten Years
(1) Alpha Opportunities Trust
(Acquired Fund)	Series I	$109	$340	$590	$1,306
	Series NAV	$104	$325	$563	$1,248
(2) Mid Cap Stock Trust
(Acquiring Fund)	Series I	$95	$296	$515	$1,143
	Series NAV	$90	$281	$488	$1,084
(3) Mid Cap Stock Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$95	$296	$515	$1,143
	Series NAV	$90	$281	$488	$1,084

Portfolio Turnover.    Each of the Acquired and Acquiring Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rate for Alpha Opportunities Trust was 96% of the average value of its total portfolio, and the portfolio turnover rate for Mid Cap Stock Trust was 85% of the average value of its total portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights.    The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Investment Management Fees/Subadvisory Arrangements

Based on information for the twelve-month period ended June 30, 2017, the effective advisory fee rate charged to Mid Cap Stock Trust, the Acquiring Fund, is lower than the advisory fee charged to Alpha Opportunities Trust, the Acquired Fund.

Each Fund pays JHIMS a management fee that is accrued and paid daily. The advisory fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund.

Alpha Opportunities Trust (Acquired Fund)	Mid Cap Stock Trust (Acquiring Fund)

0.975% — first $1 billion; 0.950% — next $1 billion; and 0.900% — excess over $2 billion.	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

(Aggregate Net Assets include the net assets of the fund and Alpha Opportunities Fund, a series of John Hancock Funds II (“JHF II”).*	(Aggregate Net Assets include the net assets of the fund and Mid Cap Stock Fund, a series of JHF II).

*	Alpha Opportunities Fund merged into Active Bond Fund, also a series of JHF II, effective as of March 24, 2017.

During the twelve-month period ended June 30, 2017, Alpha Opportunities Trust paid an effective advisory fee of 0.94% and Mid Cap Stock Trust paid an effective advisory fee of 0.82%, which in each case reflects voluntary advisory fee waivers in effect during the period.

Wellington Management serves as subadvisor to Alpha Opportunities Trust and Mid Cap Stock Trust. For its services, the subadvisor receives a subadvisory fee. The subadvisory fee is paid by JHIMS and is not an additional charge to the funds.

* * *

For additional information about the subadvisor and portfolio manager for the Acquired and Acquiring Funds, see “Additional Information About the Funds — The Subadvisor and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquired and Acquiring Funds at the in-person June 20-22, 2017 Board meeting is available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2017.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class.

Mid Cap Stock Trust outperformed Alpha Opportunities Trust for the 1 and 5-year periods ended December 31, 2017.

The calendar year total returns for Alpha Opportunities Trust for periods prior to the inception date of Series I reflect the performance of the fund’s oldest class of shares, Series NAV.

The performance information below does not reflect fees and expenses of any variable contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

Alpha Opportunities Trust

(Acquired Fund)

Calendar year total returns for Series I (%)

Best Quarter:         18.57% (Quarter ended Q2 ‘09)

Worst Quarter:     -19.42% (Quarter ended Q3 ‘11)

Mid Cap Stock Trust

(Acquiring Fund)

Calendar year total returns for Series I (%)

Best Quarter:         20.00% (Quarter ended Q3 ‘09)

Worst Quarter:     -25.36% (Quarter ended Q4 ‘08)

Average Annual Total Returns for Periods Ended December 31, 2017 (%)

		One Year	Five Year	Inception	Date of Inception
Alpha Opportunities Trust
(Acquired Fund)	Series I	17.73	12.75	12.16	6/2/09
	Series NAV	17.77	12.79	12.21	10/7/08
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)		21.13	15.58	13.14	10/7/08

		One Year	Five Year	Ten Year
Mid Cap Stock Trust
(Acquiring Fund)	Series I	28.54	14.50	7.10
	Series NAV	28.66	14.55	7.16
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)		25.27	15.30	9.10

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to the Reorganization, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on April 27, 2018 or on such later date as may be determined by JHVIT (the “Exchange Date”). The net asset value per share of each class of shares of the Acquired and Acquiring Fund will be determined by dividing the fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the Acquiring Fund. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization.

Each Fund offers Series I and Series NAV shares. In the Reorganization, holders of Series I and Series NAV shares of the Acquired Fund will receive Series I and Series NAV shares, respectively, of the Acquiring Fund. The Acquiring Fund also offers Series II shares.

The liquidation and distribution of the assets of the Acquired Fund will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHVIT will take all necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”), and any other applicable law to effect a complete dissolution of the Acquired Fund.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Procedures” below)

of the Acquired Fund entitled to vote approve the Reorganization. With respect to the Reorganization, the Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHVIT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHVIT determine that proceeding with the Reorganization is not in the best interests of either or both funds or their respective shareholders or contract owners. The Plan provides that JHVIT, on behalf of the Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of regulatory approvals.

The expenses of the Reorganization will be borne entirely by the Acquired Fund.

If a Reorganization is not consummated, the expenses of that Reorganization, consisting of legal, accounting, printing, and proxy solicitation and tabulation costs, will be paid by JHIMS.

If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action for the fund, which may include changes in investment policies or portfolio management.

The Board recommends that shareholders approve the Plan under Proposal 1.

Reasons for the Reorganization

The Board has approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to result in a combined fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Fund. The Reorganization is intended to address the long-term viability of the Acquired Fund in light of expected substantial redemptions.

With respect to the Acquired Fund and its Acquiring Fund, based on information for the 12 month period ended June 30, 2017, the effective management fee rate charged to the Acquiring Fund would have been lower than the advisory fee charged to the Acquired Fund.

Series I and Series NAV shares of the Acquiring Fund have lower expense ratios than those of Series I and Series NAV, respectively, of the Acquired Fund. On a pro forma basis, Series I and Series NAV shares of the resulting combined fund after the Reorganization are expected to have total operating expenses that are lower than those of the corresponding Acquired Fund share classes.

Board Consideration of the Reorganization

The Board, including the Independent Trustees, considered the Reorganization at its in-person meeting held on December 12-14, 2017, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the December 12-14, 2017 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired Fund, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired Fund as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization on variable contract owners; and (11) possible alternatives to the Reorganization, including liquidation of the Acquired Fund. In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Acquired and Acquiring Funds in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund. With respect to performance information, the Board reviewed information as of September 30, 2017.

Proposal 1 — Alpha Opportunities Trust (Acquired Fund) into Mid Cap Stock Trust (Acquiring Fund)

1.	The Board took into account management’s discussion of the long term viability of Alpha Opportunities Trust after the expected redemption from the fund of shares held by several affiliated fund of funds.

2.	The investment policies of Alpha Opportunities Trust and Mid Cap Stock Trust are similar in that both funds invest primarily in equity securities and also have authority to invest in foreign securities.

3.	JHIMS is the advisor to both Alpha Opportunities Trust and Mid Cap Stock Trust and will continue to provide investment advisory services to Mid Cap Stock Trust after the Reorganization.

4.	The Board is generally satisfied with Wellington Management’s management of Mid Cap Stock Trust.

5.	The effective advisory fee rate of Mid Cap Stock Trust is lower than that of Alpha Opportunities Trust. The overall current and pro forma expense ratios of each class of shares of Mid Cap Stock Trust to be issued in connection with the Reorganization are lower than those of the corresponding share class of Alpha Opportunities Trust.

6.	Mid Cap Stock Trust outperformed Alpha Opportunities Trust on a total return basis for the year-to-date and one-, three- and five-year periods ended September 30, 2017.

7.	Mid Cap Stock Trust outperformed its benchmark index for the year-to-date and one- and three- year periods ended September 30, 2017, but not the five-year period ended September 30, 2017. Mid Cap Stock Trust outperformed its peer group for the year-to-date and five-year period ended September 30, 2017, but not the one-year period ended September 30, 2017.

8.	The Reorganization will not result in any dilution of shareholder or contract owner values.

9.	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

The Board, including the Independent Trustees, also approved the Reorganization on behalf of the Acquiring Fund.

Description of the Securities to Be Issued

JHVIT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or funds of JHVIT. The shares of JHVIT may be issued in four classes: Series I, Series II, Series III, and Series NAV shares. Not all JHVIT funds have established or are currently authorized to offer all classes of shares, and additional classes may be offered in the future. Currently, the Acquired Fund has Series I and Series NAV shares issued and outstanding, whereas the Acquiring Fund has Series I, Series II, and Series NAV shares issued and outstanding.

The Acquiring Fund will issue Series I and Series NAV shares in connection with the Reorganization. Each such share, when sold in the manner contemplated by the registration statement, will be legally issued. Series I and Series NAV shares may not be converted into shares of any other class.

Series I and Series NAV shares of the funds are the same except for differences in class expenses, including different Rule 12b-1 fees for Series I (see “Additional Information About the Funds — Rule 12b-1 Fees” below) and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of the Acquired Fund are borne by its Series I and Series NAV shares and the expenses of the Acquiring Fund are borne by its Series I, Series II, and Series NAV shares, based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses that JHIMS determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS’s determination is subject to ratification or approval by the Board. The types of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, JHVIT will have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”) , and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy/Prospectus and related SAI, and on such other written representations as will have been verified as of the Effective Time of the Reorganization.

None of JHVIT, the Acquired Fund, or the Acquiring Fund has sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinions of counsel discussed in the previous paragraph. The opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

CAPITALIZATION

The following table shows as of June 30, 2017, with respect to Proposal 1: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund, showing the effect of the Reorganization. The information in Item 3 of the table shows pro rata capitalization information as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization. The table does not show the actual numbers of shares of the Acquiring Fund to be issued in connection with the Reorganization, which will depend upon the net asset value and number of shares outstanding of the Acquired and Acquiring Fund at the time of the Reorganization.

Proposal 1 — Capitalization Table

Funds		Net Assets	Net Asset Value Per Share	Shares Outstanding
(1) Alpha Opportunities Trust(a)
(Acquired Fund)	—Series I	$453,925	$11.00	41,275
	—Series NAV	$145,903,158	$11.01	13,246,506

Total		$146,357,083		13,287,781

(2) Mid Cap Stock Trust
(Acquiring Fund)	—Series I	$162,695,629	$16.66	9,764,308
	—Series II	$83,555,700	$15.81	5,284,010
	—Series NAV	$476,094,052	$16.85	28,254,221

Total		$722,345,381		43,302,539

Reduction in net assets and net asset values per share of the Acquired Fund to reflect the estimated expenses of the Reorganization, and decrease in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(369)	$(0.01)	(14,051)
	—Series NAV	$(118,580)	$(0.00)	(4,594,602)

Total		$(118,949)		(4,608,653)

Funds		Net Assets	Net Asset Value Per Share	Shares Outstanding
(3) Mid Cap Stock Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))	—Series I	$163,149,185	$16.66	9,791,532
	—Series II	$83,555,700	$15.81	5,284,010
	—Series NAV	$621,878,630	$16.85	36,906,125

Total		$868,583,515		51,981,667

(a)	The net assets of Alpha Opportunities Trust as of June 30, 2017 were $146,357,083. It is anticipated that approximately $119 million in net assets will be redeemed from Alpha Opportunities Trust Series NAV prior to or concurrently with the Reorganization, reducing the net asset numbers shown in the Capitalization table for this fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information About the Funds’ Principal Risks

The principal risks of investing in the Acquired and Acquiring Funds are summarized above in the description of the proposal and are further described below. The risks are described in alphabetical order and not in order of importance. Unless otherwise stated below or in the applicable descriptions above, the Acquired and Acquiring Funds may invest in all the types of securities described and each risk is applicable to both the Acquired and Acquiring Funds. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The Dodd-Frank Wall Street Reform and Consumer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the funds through: (i) provisions impacting the regulatory framework; (ii) provisions impacting the funds as investors; (iii) enhancements to the enforcement authority of the SEC; (iv) risk regulation of “systematically important” financial institutions; and (v) mandated studies that may have further effects on the funds. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a fund itself is regulated. Such legislation or regulation could limit or preclude a fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government’s ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and a fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from a fund’s performance.

Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a fund’s portfolio holdings. Furthermore, volatile financial markets can expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Credit and counterparty risk (applicable only to Alpha Opportunities Trust)

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; the ability to borrow from the U.S. Treasury; only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”), at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; S&P’s downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine, Turkey, and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Value investing risk.    Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisor to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks.

Growth investing risk.    Certain equity securities (generally referred to as growth securities) are purchased primarily because a subadvisor believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange-traded funds (ETFs) risk (applicable only to Alpha Opportunities Trust)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile. An ETF has its own fees and expenses, which are borne indirectly by a fund.

Fixed-income securities risk (applicable only to Alpha Opportunities Trust)

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk.    Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

Credit quality risk.    Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk.     Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk.    Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Emerging-market risk.    Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk.    Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Frontier-market risk.    Frontier-market countries generally have smaller economies and less-developed capital markets or legal, regulatory, and political systems than traditional emerging-market countries. As a result, the risks of investing in emerging-market countries are magnified in frontier-market countries.

Potential circumstances that may result in magnified risks in frontier-market countries include (i) extreme price volatility and illiquidity, (ii) government ownership or control of parts of the private sector or other protectionist measures, (iii) large currency fluctuations, (iv) limited investment opportunities, and (v) inadequate investor protections and regulatory enforcement. In certain frontier-market countries, fraud and corruption may be more prevalent than in developed-market countries.

Greater China risk.    Although they are larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. In addition, there are risks particular to the region. For example, investments in Taiwan could be adversely affected by its political relationship with China. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. All of these factors mean that the fund is more likely to experience higher volatility and lower liquidity than a portfolio that invests mainly in U.S. stocks.

Shanghai-Hong Kong Stock Connect Program (Stock Connect) risk.    China A-Shares listed and traded on the Shanghai Stock Exchange (SSE) through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and SSE listing rules. Because Stock Connect was established in November 2014, developments are likely, which may restrict or otherwise affect the fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-Shares market or rules in relation to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk (applicable only to Alpha Opportunities Trust)

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the JHVIT SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The Advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a fund’s ability to achieve its investment objective.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the JHVIT SAI. The following is a list of certain derivatives and other strategic transactions that the fund may utilize and the main risks associated with each of them:

Credit default swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Depositary Receipts.    Depositary receipts are subject to most of the risks associated with investing in foreign and emerging market securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Foreign currency forward contracts.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps.    Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Swaptions.    Risks associated with swaptions include liquidity risk (i.e., the inability to enter into closing transactions), risk of default of the underlying reference obligation, risk of disproportionate loss, and counterparty and interest-rate risk.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Information technology risk (applicable only to Mid Cap Stock Trust)

The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions.

Initial public offerings (IPOs) risk (applicable only to Alpha Opportunities Trust)

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance will likely decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares are frequently volatile in price due to the absence of a prior public market, the small number of shares available for trading, and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Large company risk (applicable only to Alpha Opportunities Trust)

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk (applicable only to Alpha Opportunities Trust)

The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated and high-yield fixed-income securities risk (applicable only to Alpha Opportunities Trust)

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s and BB and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income.    Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility.    The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity.    The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis.    While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities.     Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities.    Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Preferred and convertible securities risk (applicable only to Alpha Opportunities Trust)

Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real estate investment trust (REIT) risk (applicable only to Alpha Opportunities Trust)

REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Real estate securities risk (applicable only to Alpha Opportunities Trust)

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

These risks include:

•	Declines in the value of real estate

•	Risks related to general and local economic conditions

•	Possible lack of availability of mortgage funds

•	Overbuilding

•	Extended vacancies of properties

•	Increased competition

•	Increases in property taxes and operating expenses

•	Changes in zoning laws

•	Losses due to costs resulting from the cleanup of environmental problems

•	Liability to third parties for damages resulting from environmental problems

•	Casualty or condemnation losses

•	Limitations on rents

•	Changes in neighborhood values and the appeal of properties to tenants

•	Changes in interest rates and

•	Liquidity risk

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Warrants risk (Alpha Opportunities Trust only)

The fund may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

Additional Information About the Funds’ Investment Policies

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may use the following non-principal investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1⁄3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchase agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the JHVIT SAI.

The Subadvisor and Portfolio Managers

Set forth below is information about the subadvisor and the portfolio managers for the Acquired and Acquiring Funds, including a summary of the portfolio managers’ business careers. The JHVIT SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolios as set forth below.

Portfolio Managers

Alpha Opportunities Trust

Kent M. Stahl, CFA.    Managed Alpha Opportunities Trust since 2008; Senior Managing Director and Director, Investment Strategy and Risk of Wellington Management; joined the firm as an investment professional in 1998.

Gregg R. Thomas, CFA.    Managed Alpha Opportunities Trust since 2008; Senior Managing Director and Associate Director, Investment Strategy and Risk of Wellington Management; joined the firm in 2002 and has been an investment professional since 2004.

Mid Cap Stock Trust

Mario E. Abularach, CFA.    Managed Mid Cap Stock Trust since 2006; Senior Managing Director and Equity Research Analyst of Wellington Management; joined the firm as an investment professional in 2001.

Michael T. Carmen, CFA.    Managed Mid Cap Stock Trust since 1999; Senior Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 1999.

Stephen Mortimer.    Managed Mid Cap Stock Trust since 2010; Senior Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2001.

Messrs.    Abularach, Carmen, and Mortimer will continue to manage the Acquiring Fund’s portfolio after the Reorganization.

* * *

Pursuant to an order received from the SEC, the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisors or the fees paid to subadvisors without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or change the subadvisory fee of an affiliated subadvisor without shareholder approval. Depending on the specific circumstances, however, the funds may rely on certain SEC staff no-action positions to appoint an affiliated subadvisor or change subadvisory fees without shareholder approval.

Rule 12b-1 Fees

JHVIT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for Series I shares of each fund. Series NAV shares are not subject to Rule 12b-1 fees. Series I shares of the funds are subject to Rule 12b-1 fees amounting to 0.05% of the average daily net assets of Series I shares. Series II shares of the Acquiring Fund are subject to Rule 12b-1 fees amounting to 0.25% of the average daily net assets of that fund’s Series II shares. The Acquired Fund has no Series II shares outstanding.

Rule 12b-1 fees will be paid to JH Distributors or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i)	for any expenses relating to the distribution of the shares of the class,

(ii)	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii)	for the payment of “service fees” that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Advisor and the Distributor. Payments may be made, however, to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).

Shares of each fund are so offered continuously, without sales charge, and are sold and redeemed at a price equal to their NAV next computed after a purchase payment or redemption request is received. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHVIT.

Due to differences in tax treatments and other considerations, the interests of holders of variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Valuation of Shares

The NAV for each class of shares of the funds is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the funds’ NAV is not calculated. Consequently, each fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the funds has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of Securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the funds’ Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices.

Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds. If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the funds’ Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long- term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Disruptive Short Term Trading

Neither of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadvisor’s ability to effectively manage the fund in accordance with its investment objective and policies), dilute the interest in a fund held for long-term investment and adversely affect a fund’s performance (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading and JHVIT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of the fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHVIT; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder unless such instructions are sent to the financial intermediary by regular U.S. mail.

Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that such limitations and ability may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadvisor’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2. Funds with significant investments in high yield securities that are infrequently traded; and

3. Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Tax Matters

The following is a summary of some important tax issues that affect JHVIT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHVIT or the funds. More information about taxes is located in the JHVIT SAI under the heading — “Additional Information Concerning Taxes.” You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts.    JHVIT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Code and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders an amount at least equal to the sum of 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Unless an exception applies, each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHVIT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisor and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisor might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts.    Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHVIT, including the application of state and local taxes.

Foreign Investments.    When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable life insurance contracts who allocate investments to a fund of JHVIT.

Tax Implications for Insurance Contracts With Investments Allocated to JHVIT.    For information regarding the tax implications for the purchaser of a variable life insurance contract who allocates investments to a fund of JHVIT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the JHVIT SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The JHVIT SAI contains a description of JHVIT’s policies and procedures regarding disclosure of fund portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings.”)

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC-registered separate accounts may use JHVIT as an underlying investment option for their variable life insurance policies

(“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. These payments may influence such broker-dealers to recommend a Variable Product that use JHVIT as an underlying investment option over another investment. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

John Hancock USA and John Hancock NY (together the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHVIT as an underlying investment option for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHVIT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHVIT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

JHVIT fund shares are sold only to insurance companies and their separate accounts as the underlying investment option for variable life insurance contracts and group annuity contracts offered to 401(k) plans (“variable contracts”) and those funds of JHVIT that operate as funds of funds. Two of these insurance companies, John Hancock USA and John Hancock NY, are affiliates of the Advisor (the “Affiliated Insurance Companies”). The Affiliated Insurance Companies perform administrative services for the JHVIT funds in connection with the variable contracts for which they serve as the underlying investment option. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the JHVIT funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the JHVIT funds attributable to variable contracts issued by the Affiliated Insurance Company. The Advisor may also pay insurance companies not affiliated with the Advisor an administrative fee for performing similar administrative services for the JHVIT funds.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHVIT

JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment options for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHVIT that operate as funds of funds and invest in other JHVIT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of each of the Acquired and Acquiring Funds were legally owned by John Hancock USA and John Hancock NY (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund.

The Funds of Funds may invest in Series NAV shares of each of the Acquired and Acquiring Funds (the “Underlying Funds”). The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHVIT but rather with the subadvisor(s) to each Fund of Funds as a result of its subadvisory arrangements. Under these circumstances, JHVIT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each Insurance

Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of the John Hancock Insurance Companies is MFC, the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The number of votes eligible to be cast at the Meeting or outstanding with respect to the Acquired Fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies from shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHVIT at 601 Congress Street, Boston, Massachusetts 02210; (ii) signing and returning a new proxy, in each case if received by JHVIT by the close of business on April 9, 2018; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of JHVIT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new voting instructions form, in each case if received by JHVIT by the close of business on April 9, 2018.

Quorum; Definition of a Majority of Outstanding Voting Securities.     Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHVIT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHVIT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I and Series NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHVIT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares held by contract owners participating in Registered Separate Accounts for which voting instructions are not timely received, as well as shares voted by the Funds of Funds (as described below under “Solicitation of Proxies and Voting Instructions”), will nevertheless be voted in proportion to the timely instructions received from contract owners participating in such Registered Separate Accounts, all shares in Registered Separate Accounts will be voted at the meeting. Because Registered Separate Accounts and the Funds of Funds hold over 30% of the Acquired Fund’s shares, the presence of a quorum is assured.

Abstentions.    Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.    The expenses of the Reorganization will be borne entirely by the Acquired Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHVIT, the Advisor or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.

Fund Voting.    Shares of the Acquired Fund will vote in the aggregate, and not by class of shares, with respect to the proposal.

If the required shareholder approval is not obtained, the Acquired Fund will continue to operate indefinitely as a separate series of the Trust, or until the Board takes other action with respect to the Acquired Fund.

Solicitation of Proxies and Voting Instructions

JHVIT is soliciting proxies from the shareholders of the Acquired Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts that are registered with the SEC under the 1940 Act (“Registered Separate Accounts”) and that hold shares of the Acquired Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from contract owners participating in these Registered Separate Accounts, in accordance with such instructions or if no instruction is made or the instruction is not clearly marked, “for” the Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Separate Accounts. The Insurance Companies will vote shares of the Acquired Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. Similarly, in accordance with their proxy voting procedures, the Funds of Funds also will vote shares of the Acquired Fund in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders.    The following sets forth the principal holders of the shares of each fund in addition to the Insurance Companies, which are the principal record holders of the funds’ Series I and Series II shares, as applicable. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

	Acquired Fund
Class	Name and Address	Percentage	Ownership
Series I	MARK B FREDKIN, TRUSTEE 15654 OAK KNOLL DRIVE MONTE SERENO, CA 95030	5.17%	BENEFICIAL

Series I	ROBERT S PRICE, TRUSTEE C/O J. B. BARTLETT 4823 MARBLE HILL LAFAYETTE HILL, PA 19444-1043	5.18%	BENEFICIAL

Series I	STEVEN S CLOVER 3331 CORTE DEL CRUCE CARLSBAD, CA 92009	5.37%	BENEFICIAL

Series I	JAYSON R ORVIS 565 HIDDEN HOLLOW COURT BOUNTIFUL, UT 84010	7.62%	BENEFICIAL

Series I	CHEMICAL BANK & TRUST CO, TRUSTEE 2445 84TH ST SW BYRON CENTER, MI 49315	15.97%	BENEFICIAL

Series I	BARBARA MEYER AND ARTHUR J HUDSON, TRUSTEES C/O FIDELITONE, INC 260 KARL COURT WAUCONDA, IL 60084	25.58%	BENEFICIAL

Series NAV	JHVIT MANAGED VOLATILITY MODERATE PORTFOLIO 601 CONGRESS ST BOSTON, MA 02110	5.79%	RECORD and BENEFICIAL

Series NAV	JHVIT MANAGED VOLATILITY BALANCED PORTFOLIO 601 CONGRESS ST BOSTON, MA 02110	25.69%	RECORD and BENEFICIAL

	Acquired Fund (continued)
Class	Name and Address	Percentage	Ownership
Series NAV	JHVIT MANAGED VOLATILITY GROWTH PORTFOLIO 601 CONGRESS ST BOSTON, MA 02110	58.49%	RECORD and BENEFICIAL

	Acquiring Fund
Class	Name and Address	Percentage	Ownership
Series NAV	JHVIT MANAGED VOLATILITY BALANCED PORTFOLIO 601 CONGRESS ST BOSTON, MA 02110	15.54%	RECORD and BENEFICIAL

Series NAV	JHVIT MANAGED VOLATILITY GROWTH PORTFOLIO 601 CONGRESS ST BOSTON, MA 02110	32.72%	RECORD and BENEFICIAL

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each class of shares of the Acquired Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

Acquired Fund

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I and Series NAV shares of the Acquired Fund, and the percentage ownership thereof by John Hancock USA and John Hancock NY, and collectively by the Funds of Funds are set forth below:

Acquired Fund	Share Class	Number of Outstanding Shares	Number of Eligible Votes	Percentage of Shares Held by
				JH USA	JH NY	Funds of Funds*
Alpha Opportunities Trust	Series I	51,302.78	51,302.78	98.96%	1.04%	N/A
	Series NAV	11,708,669.45	11,708,669.45	5.56%	0.16%	94.28%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Acquired Fund.

Acquiring Fund

As of the Record Date, the share of each class of the Acquiring Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY, and collectively by the Funds of Funds are set forth below:

Acquiring Fund	Share Class	Number of Outstanding Shares	Percentage of Shares Held by
			JH USA	JH NY	Funds of Funds*
Mid Cap Stock Trust	Series I	9,172,969.87	95.89%	4.11%	N/A
	Series II	4,948,019.38	86.03%	13.97%	N/A
	Series NAV	27,383,676.78	43.80%	0.33%	55.87%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Acquiring Fund.

FINANCIAL STATEMENTS; EXPERTS

The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2016 (File Nos. 2-94157; 811-04146) have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial statements and the unaudited semiannual financial statements of JHVIT included in its Semiannual Report to shareholders for the six-month period ended June 30, 2017 have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The audited financial highlights of the Acquired and Acquiring Funds for the five years ended December 31, 2016, and the unaudited semiannual financial highlights for the Acquired and Acquiring Funds for the six months ended June 30, 2017 are included in Appendix B to this Proxy Statement/Prospectus.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

JHVIT will furnish, without charge, copies of its Annual Report for the fiscal year ended December 31, 2016 and Semiannual Report for the fiscal period ended June 30, 2017 to any shareholder or contract owner upon request. To obtain a report, please contact JHVIT by calling 1-800-344-1029 or by writing to JHVIT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Treasurer. JHVIT’s Annual Report for the fiscal year ended December 31, 2016 and Semiannual Report for the six months ended June 30, 2017 were filed with the SEC on March 7, 2017 and August 30, 2017, respectively.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Harsha Pulluru, Esq., Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held.

Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

March 1, 2018

Boston, Massachusetts

It is important that voting instructions be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the Voting Instructions Form and return it in the enclosed envelope.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this 14th day of December 2017, among John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, on behalf of the “Acquired Fund” and the “Acquiring Fund” listed below, each of which is a separate series or fund of JHVIT, and, solely with respect to Section 9, John Hancock Investment Management Services, LLC (“JHIMS”).

Acquired Fund	Corresponding Acquiring Fund

Alpha Opportunities Trust	Mid Cap Stock Trust

This Plan shall be deemed to be a separate agreement by JHVIT on behalf of the Acquired Fund and the Acquiring Fund. WHEREAS, JHVIT intends to provide for the reorganization (the “Reorganization”) of the Acquired Fund through the acquisition by the Acquiring Fund of all assets, known or unknown, fixed or contingent, subject to all of the liabilities, known or unknown, fixed or contingent, of the Acquired Fund in exchange for Series I, Series II, and Series NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of JHVIT (the “Board”) has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such series, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such series (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHVIT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, and JHIMS with respect to Section 9 of the Plan only, hereto agree as follows:

1.	Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHVIT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all known or unknown, fixed or contingent assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and other assets). In consideration thereof, JHVIT on behalf of the Acquiring Fund will (A) assume and pay, all of the known or unknown, fixed or contingent obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II, and Series NAV shares of beneficial interest of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II, and Series NAV shares of beneficial interest, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHVIT at the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof) shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II, and Series NAV shares of the Acquired Fund will receive Series I, Series II, and Series NAV shares of the Acquiring Fund, respectively. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Acquired Fund shares as such.

(iii) With respect to the Reorganization, as soon as practicable after the Effective Time of the Reorganization, JHVIT shall take all the necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of: (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered; (B) April 27, 2018; or (C) such later day as any one or more of the officers of JHVIT may determine.

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization, unless otherwise provided.

(iii) In the event that on the proposed Exchange Date: (A) the NYSE shall be closed to trading or trading thereon shall be restricted; or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II, and Series NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in the Declaration of Trust or JHVIT’s By-laws (the “By-laws”) and then-current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in the Declaration of Trust or By-laws and then-current prospectus and statement of additional information.

(ii) The number of Series I, Series II, and Series NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class to be transferred by the net asset value per share of the shares of the Acquiring Fund to be exchanged for each such class of shares of the Acquired Fund, in each case as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.	Representations and Warranties of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc.    JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.    JHVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.    The current prospectus of JHVIT dated May 1, 2017, as supplemented, and the current statement of additional information of JHVIT dated May 1, 2017, as it relates to the Acquiring Fund, as supplemented, and as it may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.    JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.    The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2016, which have been audited by the independent registered public accounting firm retained by JHVIT, and the financial statements for the six months ended June 30, 2017, which have not been audited, in each case fairly present the financial position of the Acquiring Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization.    The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series).

(g) Authority Relative to this Plan.    JHVIT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities.    There are no known liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to June 30, 2017 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change.    Since June 30, 2017, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j) Litigation.    There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts.    No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHVIT is subject.

(l) Taxes.    All federal and other income tax returns of the Acquiring Fund required to be filed by JHVIT have been filed for all taxable years to and including December 31, 2016, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required.    Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.	Representations and Warranties of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc.    JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.    JHVIT is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.    The current prospectus of JHVIT dated May 1, 2017, as supplemented, and the current statement of additional information of JHVIT dated May 1, 2017, as it relates to the Acquired Fund, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.    JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHVIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible by their terms into any shares of the Acquired Fund

(except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVIT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.    The financial statements of the Acquired Fund for the fiscal year ended December 31, 2016, which have been audited by the independent registered public accounting firm retained by JHVIT, and the financial statements for the six months ended June 30, 2017, which have not been audited, in each case fairly present the financial position of the Acquired Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f) Authority Relative to this Plan.    JHVIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities.    There are no known liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s financial statements and liabilities incurred in the ordinary course of business subsequent to June 30, 2017 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change.    Since June 30, 2017, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i) Litigation.    There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquired Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts.    JHVIT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) that will not be terminated with respect to the Acquired Fund without liability to JHVIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes.    All federal and other income tax returns of the Acquired Fund required to be filed by JHVIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2016, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required.    Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.	Covenants of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund covenants to the following:

(a) Registration Statement.    On behalf of the Acquiring Fund, JHVIT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement: (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”); and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “SAI”) included therein, as amended or supplemented by any amendments or supplements filed by JHVIT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization.    JHVIT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course.    Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.	Covenants of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund covenants to the following:

(a) Meeting of the Acquired Fund’s Shareholders.    JHVIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities.    With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVIT, on behalf of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVIT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement.    In connection with the preparation of the Registration Statement, JHVIT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and SAI). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund: (i) will comply in all material respects with the provisions of the Securities Act and the Regulations; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and SAI, as amended or supplemented by any amendments or supplements filed by JHVIT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or SAI made in reliance upon and in conformity with information furnished by JHVIT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or SAI as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization.    JHVIT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course.    Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits.    As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVIT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code (if any).

6.	Conditions Precedent to Obligations of JHVIT on Behalf of the Acquired Fund

The obligations of JHVIT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.    This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations.    With respect to the Acquiring Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2016.

(c) Regulatory Approval.    The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinions.    JHVIT shall have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT, that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and SAI, and on such other written representations verified as of the Effective Time of the Reorganization.

7.	Conditions Precedent to Obligations of JHVIT on Behalf of the Acquiring Fund

The obligations of JHVIT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.    The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations.    With respect to the Acquired Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2015.

(c) Portfolio Securities.    All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by a subadvisor for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval.    The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains.    JHVIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions.    JHVIT shall have received the Tax Opinions.

(g) Financial Statements.    The financial statements of JHVIT for the fiscal year ended December 31, 2016 shall have been audited by the independent registered public accounting firm retained by JHVIT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHVIT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2016.

8.	Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a) Amendments.    JHVIT may, by an instrument in writing authorized by the Board, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made that substantially changes the terms hereof.

(b) Waivers.    At any time prior to the Effective Time of the Reorganization, JHVIT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it; (i) waive any inaccuracies in the representations and warranties made to it or such Fund or series contained herein; and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or series contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c) Termination.    This Plan may be terminated by JHVIT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that either the Board or one or more of the officers of JHVIT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds, or for any other reason.

(d) Unless JHVIT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on May 1, 2019 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival.    No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.	Expenses

The expenses of the Reorganization will be borne as follows: the Acquired Fund will bear 100% of the expenses of the Reorganization. If the Reorganization is not consummated as to the Acquired Fund or the Acquiring Fund, the expenses of the Reorganization as to the Acquired Fund or the Acquiring Fund, as applicable, will be paid by JHIMS. Such expenses include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs relating to the Reorganization.

10.	Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Fund, the Acquiring Fund and JHVIT notwithstanding any investigation made by such party or on its behalf.

11.	Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHVIT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Variable Insurance Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated January 22, 2016, as amended, and all persons dealing with JHVIT must look solely to JHVIT’s property for the enforcement of any claims against JHVIT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHVIT. No series of JHVIT shall be liable for claims against any other series of JHVIT.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK VARIABLE INSURANCE TRUST, on behalf of the Acquired Fund

/s/ Andrew Arnott
BY:	Name: Andrew Arnott
Title: President

JOHN HANCOCK VARIABLE INSURANCE TRUST, on behalf of the Acquiring Fund

/s/ Andrew Arnott
BY:	Name: Andrew Arnott
Title: President

For purposes of Section 9 only:
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

/s/ Leo Zerilli
BY:	Name: Leo Zerilli
Title: Senior Vice President and Chief Investment Officer

Appendix B

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired and Acquiring Funds are intended to help investors understand the financial performance of each fund for the past five years ended December 31, 2016 and for the six-month period ended June 30, 2017. Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2016 (File Nos. 2-94157 and 811-04146) have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above. Information for the six month period has not been audited.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.

Alpha Opportunities Trust

Per share operating performance for a share outstanding throughout each period

												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Series I
06-30-2017[3]	10.13	0.03	0.84	0.87	—	—	—	—	11.00	8.59	[4]	1.07	[5]	1.03	[5]	0.51	[5]	—	[6]	46
12-31-2016	10.94	0.04	0.56	0.60	(0.17)	(1.24)	—	(1.41)	10.13	5.71		1.07		1.03		0.36		1		96
12-31-2015	13.60	0.06	(0.16)	(0.10)	(0.08)	(2.48)	—	(2.56)	10.94	—	[7]	1.05		1.02		0.50		1		96
12-31-2014	16.21	0.08	1.17	1.25	(0.08)	(3.78)	—	(3.86)	13.60	8.00		1.06		1.02		0.52		1		109
12-31-2013	13.36	0.08	4.56	4.64	(0.12)	(1.67)	—	(1.79)	16.21	35.55		1.07		1.05		0.49		1		121
12-31-2012	11.92	0.09	2.39	2.48	(0.07)	(0.97)	—	(1.04)	13.36	21.33		1.06		1.06		0.71		1		141
Series NAV
06-30-2017[3]	10.14	0.03	0.84	0.87	—	—	—	—	11.01	8.58	[4]	1.02	[5]	0.98	[5]	0.56	[5]	146		46
12-31-2016	10.95	0.05	0.56	0.61	(0.18)	(1.24)	—	(1.42)	10.14	5.75		1.02		0.98		0.45		135		96
12-31-2015	13.62	0.07	(0.17)	(0.10)	(0.09)	(2.48)	—	(2.57)	10.95	(0.03)		1.00		0.97		0.56		663		96
12-31-2014	16.22	0.08	1.19	1.27	(0.09)	(3.78)	—	(3.87)	13.62	8.12		1.01		0.97		0.55		780		109
12-31-2013	13.37	0.08	4.57	4.65	(0.13)	(1.67)	—	(1.80)	16.22	35.58		1.02		1.00		0.55		915		121
12-31-2012	11.93	0.10	2.39	2.49	(0.08)	(0.97)	—	(1.05)	13.37	21.38		1.01		1.01		0.73		888		141

1.	Based on average daily shares outstanding.

2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

3.	Six months ended 6-30-17. Unaudited.

4.	Not annualized.

5.	Annualized.

6.	Less than $500,000.

7.	Less than 0.005%.

Mid Cap Stock Trust

Per share operating performance for a share outstanding throughout each period

												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
06-30-2017[3]	14.16	(0.03)	2.53	2.50	—	—	—	—	16.66	17.66	[4]	0.93	[5]	0.92	[5]	(0.45)[5]	163	36
12-31-2016	15.17	(0.04)	0.16	0.12	—	(1.13)	—	(1.13)	14.16	0.59		0.90	[6]	0.89	[6]	(0.27)	150	85
12-31-2015	18.61	(0.05)	0.55	0.50	—	(3.94)	—	(3.94)	15.17	3.00		0.92		0.91		(0.28)	170	78
12-31-2014	21.07	(0.08)	1.68	1.60	(0.02)	(4.04)	—	(4.06)	18.61	8.02		0.92		0.91		(0.37)	188	103
12-31-2013	15.68	(0.05)	5.80	5.75	(0.01)	(0.35)	—	(0.36)	21.07	36.82		0.92		0.92		(0.27)	207	116
12-31-2012	12.83	—	2.85	2.85	—	—	—	—	15.68	22.21		0.93		0.92		0.01	178	115
Series II
06-30-2017[3]	13.45	(0.05)	2.41	2.36	—	—	—	—	15.81	17.55	[4]	1.13	[5]	1.12	[5]	(0.65)[5]	84	36
12-31-2016	14.49	(0.06)	0.15	0.09	—	(1.13)	—	(1.13)	13.45	0.41		1.10	[6]	1.09	[6]	(0.47)	76	85
12-31-2015	17.99	(0.08)	0.52	0.44	—	(3.94)	—	(3.94)	14.49	2.75		1.12		1.11		(0.48)	91	78
12-31-2014	20.51	(0.11)	1.63	1.52	—	(4.04)	—	(4.04)	17.99	7.82		1.12		1.11		(0.58)	99	103
12-31-2013	15.30	(0.08)	5.64	5.56	—	(0.35)	—	(0.35)	20.51	36.51		1.12		1.12		(0.47)	121	116
12-31-2012	12.54	(0.03)	2.79	2.76	—	—	—	—	15.30	22.01		1.13		1.12		(0.19)	108	115
Series NAV
06-30-2017[3]	14.31	(0.03)	2.57	2.54	—	—	—	—	16.85	7.75	[4]	0.88	[5]	0.87	[5]	(0.40)[5]	476	36
12-31-2016	15.32	(0.03)	0.15	0.12	—	(1.13)	—	(1.13)	14.31	0.58		0.85	[6]	0.84	[6]	(0.22)	449	85
12-31-2015	18.75	(0.04)	0.55	0.51	—	(3.94)	—	(3.94)	15.32	3.04		0.87		0.86		(0.23)	506	78
12-31-2014	21.19	(0.07)	1.70	1.63	(0.03)	(4.04)	—	(4.07)	18.75	8.12		0.87		0.86		(0.32)	562	103
12-31-2013	15.77	(0.04)	5.82	5.78	(0.01)	(0.35)	—	(0.36)	21.19	36.84		0.87		0.87		(0.23)	615	116
12-31-2012	12.90	0.01	2.86	2.87	—	—	—	—	15.77	22.25		0.88		0.87		0.07	456	115

1.	Based on average daily shares outstanding.

2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

3.	Six months ended 6-30-17. Unaudited.

4.	Not annualized.

5.	Annualized.

6.	Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

JOHN HANCOCK VARIABLE INSURANCE TRUST
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the voting instruction form below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the voting instruction form below.
	3)	Sign and date the voting instruction form.
	4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E37111-Z71816 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		For	Against	Abstain

1.	Approval of Agreement and Plan of Reorganization providing for the reorganization of Alpha Opportunities Trust into Mid Cap Stock Trust.	☐	☐	☐
(Only shareholders of Alpha Opportunities Trust will vote on the Proposal)

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

E37112-Z71816

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

ALPHA OPPORTUNITIES TRUST

JOHN HANCOCK VARIABLE INSURANCE TRUST

ALPHA OPPORTUNITIES TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, April 10, 2018, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of February 11, 2018. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON APRIL 9, 2018 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 10, 2018.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

STATEMENT OF ADDITIONAL INFORMATION

Dated: March 1, 2018

This Statement of Additional Information is available to the shareholders of the series or fund of John Hancock Variable Insurance Trust (“JHVIT”) listed below as the “Acquired Fund” in connection with the proposed reorganization providing for the combination of the Acquired Fund into the JHVIT fund listed below as the “Acquiring Fund” (the “Reorganization”).

Acquired Fund	Acquiring Fund
Alpha Opportunities Trust	Mid Cap Stock Trust

This Statement of Additional Information is not a prospectus but should be read in conjunction with JHVIT’s Proxy Statement/Prospectus dated March 1, 2018 for the Special Meeting of Shareholders of the Acquired Fund to be held on April 10, 2018. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHVIT at the address above or by calling the following toll free telephone number: (800) 344-1029.

Statement of Additional Information of JHVIT dated May 1, 2017, as supplemented, relating to the Acquired Fund and the Acquiring Fund.

Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2016, relating to the Acquired Fund and the Acquiring Fund.

Unaudited Financial Statements of JHVIT for the six-month period ended June 30, 2017, relating to the Acquired Fund and Acquiring Fund.

Pro forma Financial Information for the Reorganization.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-04146):

1.	The Statement of Additional Information of JHVIT dated May 1, 2017, as supplemented, relating to the Acquired Fund and the Acquiring Fund.

2.	The Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2016, relating to the Acquired Fund and the Acquiring Fund, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHVIT’s Annual Report to Shareholders dated December 31, 2016 filed with the SEC on Form N-CSR on March 7, 2017, insofar as such financial statements and report relate to the Acquired Fund and the Acquiring Fund.

3.	The Unaudited Financial Statements of JHVIT for the six-month period ended June 30, 2017, relating to the Acquired Fund and the Acquiring Fund, are incorporated by reference to JHVIT’s Semiannual Report to Shareholders dated June 30, 2017 filed with the SEC on Form N-CSR on August 30, 2017, insofar as such financial statements and report relate to the Acquired Fund and the Acquiring Fund.

PRO FORMA FINANCIAL INFORMATION

Combination of Alpha Opportunities Trust into Mid Cap Stock Trust

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders and the unaudited Semiannual Report to Shareholders of Alpha Opportunities Trust and Mid Cap Stock Trust for the periods ended December 31, 2016 and June 30, 2017, respectively, which are on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2017 is intended to present ratios and supplemental data as if the merger of Alpha Opportunities Trust, or Acquired Fund, into Mid Cap Stock Trust, or Acquiring Fund (collectively, the “Funds”), had been consummated at July 1, 2016, the beginning of the 12-month period ended June 30, 2017. The merger is intended to consolidate the Acquired and Acquiring Funds.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodian. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund and Acquiring Fund had effective advisory fee rates of 0.94% and 0.82%, respectively, for the 12-month period ended June 30, 2017.

As of June 30, 2017, the net assets of: (i) the Acquired Fund were $146,357,083; and (ii) the Acquiring Fund were $722,345,381. The net assets of the combined fund as of June 30, 2017 would have been $868,583,515, reflecting a reduction of $118,949 due to estimated Reorganization costs (legal, accounting, printing, solicitation and tabulation of proxies, and portfolio trading costs). Prior to and concurrent with the Reorganization, it is expected that approximately $119 million in net assets may be redeemed from Series NAV shares of the Acquired Fund.

On a pro forma basis, for the 12-month period ended June 30, 2017, the Reorganization would result in a $38,138 decrease in the combined management fees charged, and a decrease in combined other operating expenses (including audit fees) of $48,435, due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the Reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

At June 30, 2017, Alpha Opportunities Trust and Mid Cap Stock Trust did not have any capital loss carryforwards. The Reorganization is not expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund.

Prior to the Reorganization, the Acquired Fund anticipates that it will sell approximately 89% of its investments and invest the proceeds of such sales in securities in which the Acquiring Fund invests. Sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions or other transaction costs of approximately $30,071 (0.02% of net assets) and expected to generate a realized gain on investments of approximately $21,264,817.

The estimated Reorganization costs of $118,949 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne as follows: the Acquired Fund will bear 100% of such expenses. The Acquired Fund is paying the costs of the Reorganization because it is expected to benefit from the Reorganization through lower expenses and the potential for improved performance. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by John Hancock Investment Management Services, LLC, the Funds’ investment advisor.